SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

September 19, 2007
Date of Report (Date of earliest event reported)

Schiff Nutrition International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14608	87-0563574
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2002 South 5070 West Salt Lake City, Utah		84104-4726
(Address of principal executive offices)		(Zip Code)

(801) 975-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Pursuant to a sublicense agreement with Mariz Gestao E Investimentos Limitada (“Mariz”) dated as of December 1, 1996 (and amended as of March 1, 2005), the registrant (through its wholly-owned subsidiary Schiff Nutrition Group, Inc., and collectively referred to as the “Company”) obtained the exclusive international worldwide rights to use certain trademarks and brand names (including, among others, Schiff and Move Free) outside the United States, Canada, Mexico, Spain and Portugal (for which countries we have rights outside of the Mariz sublicense), except in Japan. Mariz is a company incorporated under the laws of Portugal and owned by a trust of which the family members of George Lengvari, one of our directors, are included among the beneficiaries.

The Company entered into a license agreement dated as of September 19, 2007 with Mariz providing for non-exclusive rights for the Company to use the Schiff and Move Free trademarks in connection with the sale of joint care products to Costco Wholesale Corporation (“Costco”) in Japan.  The initial term of the license agreement is for three years following the Company’s product launch into Japan, which must take place within 15 months following execution of the license agreement.  The Company may renew the license agreement for two successive three-year terms if certain minimum sales levels are achieved during the third and sixth years following the product launch.

The license agreement provides that the Company will pay royalties equal to 5% of Net Revenue (as defined in the license agreement) for joint care products sold to Costco in Japan. The Company is required to pay certain guaranteed minimum royalties for each year the agreement is in effect. Each party has certain termination rights, and depending on which party terminates and the reason for the termination, the Company may continue to owe the guaranteed minimum royalties for a period following termination of the license agreement.

The foregoing description of the license agreement with Mariz is qualified in its entirety by reference to the full text of license agreement attached hereto as Exhibit 10.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 21, 2007, the Company entered into the Employment and Change in Control Agreement attached hereto as Exhibit 10.2 with Mr. Bruce J. Wood, the Company’s President and Chief Executive Officer. The agreement replaces both the employment agreement with Mr. Wood filed with the Company’s Annual Report on Form 10-K filed August 29, 2002 (which expired on May 31, 2007) and the prior employment-related agreement with Mr. Wood filed with the Company’s Current Report on Form 8-K filed February 3, 2006. The Employment and Change in Control Agreement contains substantially the same terms as the two prior agreements, with certain changes made to clarify certain provisions and to reflect the impact of recent provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to deferred compensation (including Code Section 409A).

Pursuant to the agreement, Mr. Wood is entitled to an annual base salary ($495,000 annualized for fiscal 2008 and subject to annual review by the Compensation Committee of the Board of Directors) and to participate in the Company’s annual management incentive bonus plan with a target bonus percentage equal to 70% of his base salary. The agreement provides for severance benefits, including salary, bonus, insurance coverage continuation, and certain vesting acceleration of equity awards, for Mr. Wood in connection with (i) a termination of employment by the Company other than for “cause,” (ii) a termination of employment by Mr. Wood for “good reason,” or (iii) the Company’s non-extension of one of the automatic one-year term renewals described below. Mr. Wood is also entitled to certain payments and equity award acceleration if the agreement is terminated in connection with Mr. Wood’s death or disability.  The agreement also provides for tax gross-up payments for a “termination in connection with a Change in Control” (as such terms are defined in the agreement).

The agreement is effective as of June 1, 2007 and the term of the agreement generally continues through May 31, 2008, with automatic one-year term renewals for up to three successive years unless either the Company or Mr. Wood gives written notice of non-extension.

In addition, on September 21, 2007, the Company entered into amended and restated employment-related agreements in the form attached hereto as Exhibit 10.3 with the following named executive officers of the registrant: Mr. Joseph W. Baty, Executive Vice President and Chief Financial Officer; Mr. Thomas H. Elitharp, Executive Vice President - Operations and Support Services; and Daniel A. Thomson, Executive Vice President - Business Development, General Counsel and Corporate Secretary.

The agreements replace prior employment-related agreements with these officers filed with the the Company’s Current Report on Form 8-K filed February 3, 2006, and contain substantially the same terms as the prior agreements, with certain changes made to clarify certain provisions and to reflect the impact of recent Code provisions relating to deferred compensation (including Code Section 409A). The agreements provide for severance benefits, including salary, bonus and insurance coverage continuation, for the officer in connection with (i) a termination of employment by the Company other than for “cause,” (ii) a termination of employment by the officer for “good reason,” or (iii) a “termination in connection with a Change in Control” (as such terms are defined in the agreements). The agreements provide for full acceleration of vesting of certain equity awards in connection with a Change in Control and contain certain tax gross-up provisions. The effective date of the agreements is as of September 21, 2007 and the term of each agreement generally continues through September 30, 2010.

Each of the foregoing descriptions of the Employment and Change in Control Agreement with Mr. Wood and the amended and restated employment-related agreements with certain executive officers is qualified in its entirety by reference to the full texts of the applicable agreement (or form thereof) attached hereto as Exhibits 10.2 and 10.3.

Item 9.01.	Financial Statements and Exhibits.

(c)         Exhibits

10.1	License Agreement dated as of September 19, 2007 between Mariz Gestao E Investimentos Limitada and Schiff Nutrition Group, Inc.

10.2	Employment and Change in Control Agreement dated as of June 1, 2007 between Schiff Nutrition Group, Inc. and Bruce J. Wood

10.3	Form of Amended and Restated Agreement between Schiff Nutrition Group, Inc. and certain of its executive officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SCHIFF NUTRITION INTERNATIONAL, INC.

By:	/s/ Joseph W. Baty
Name: Joseph W. Baty
Title: Executive Vice President and Chief Financial Officer
Date: September 24, 2007

INDEX TO EXHIBITS

Item Number	Exhibit
10.1	License Agreement dated as of September 19, 2007 between Mariz Gestao E Investimentos Limitada and Schiff Nutrition Group, Inc.
10.2	Employment and Change in Control Agreement dated as of June 1, 2007 between Schiff Nutrition Group, Inc. and Bruce J. Wood
10.3	Form of Amended and Restated Agreement between Schiff Nutrition Group, Inc. and certain of its executive officers